Commitments	12 Months Ended
Dec. 31, 2025
Commitments [Abstract]
COMMITMENTS

NOTE 16 - COMMITMENTS:

a.	Grants from the Israeli Ministry of Energy

Grants received from the Israeli Ministry of Energy for an approved pioneering research and development program are recognized at the time the Group is entitled to such grants, on the basis of the costs incurred, and included as a deduction from research and development expenses. The grants are 5% royalty bearing from commercialization of the intellectual property products, until repayment of 100% of the grants received by the Group. The royalties are linked to the Israeli general consumer price index.

As discussed in Note 2o, this transaction was treated as a “forgivable loan,” as set forth in IAS 20.

b.	Loan from Management Committee of Jiangsu Changshu High Tech Development Zone

Eco Wave Power Ltd. entered into an accelerator agreement with Management Committee of Jiangsu Changshu High Tech Development Zone and with Changshu Shirat Enterprises Management Co., Ltd. in 2013. Changshu Shirat Enterprises Management Co., Ltd. owns 10% of the Suzhou Eco Wave Power Technology Co. Ltd.

Under the agreement, the Management Committee of Jiangsu Changshu High Tech Development Zone lent Suzhou Eco Wave Power Technology Co. Ltd. RMB 3,977 thousands ($570). The loan was granted in RMB to co-finance the construction of a power plant in Gibraltar as well as to support other ventures.

Suzhou Eco Wave Power Technology Co. Ltd. should repay the loan by remitting 3% of the net proceeds from Gibraltar pilot project and future projects in China alone plus 5% annual interest. In addition, Suzhou Eco Wave Power Technology Co. Ltd. is also obligated to pay to Changshu Shirat Enterprises Management Co., Ltd. 5% of the net proceeds from commercialization of its future projects for a term of 10 years from the date of the agreement. There were no proceeds in China since 2013 and there are no expected proceeds.

As discussed in Note 20, this transaction was treated as a “forgivable loan,” as set forth in IAS 20.

c.	Portugal

In April 2020, Eco Wave Power Ltd. entered into an official concession agreement with Administração dos Portos do Douro, Leixões e Viana do Castelo (“APDL”) regarding the use of an area potentially suitable for construction, operation and maintenance of a wave energy power plant of up to 20 megawatts at four sites owned and operated by APDL (the “Concession Agreement”).

In September 2020, Eco Wave Power Ltd. established EW Portugal – Wave Energy Solutions, Unipessoal lda, a wholly owned subsidiary in Porto, Portugal, to enable Eco Wave Power Ltd. to commence official licensing procedures for the project.

In October 2020, Eco Wave Power Ltd. entered into a strategic collaboration with Painhas Engineering and Construction Company (“Painhas”) for the technical support for the licensing of the Portugal project. Painhas will play an integral part in the technical support needed for the official licensing procedures for the planned wave energy project in Portugal, as part of the newly signed 20 megawatts Concession Agreement with the Port Authority of Leixões - APDL. Once licensing is obtained, the parties will work towards a continued collaboration for the execution of the project.

During 2021, Eco Wave Power’s fully owned Portuguese subsidiary, EW Portugal-Wave Energy Solutions Unipessoal Lda. has received an installation and grid connection permit of 1MW in the form of a Small-Production Unit registration approval (registration number 5089) from the Portuguese Directorate-General for Energy and Geology. This registration approval is required for the installation and grid connection of a 1MW pilot project at the Barra do Douro breakwater in Porto, Portugal.

The Small-Production Unit Registration approval is the first permit required by EW Portugal to proceed with the actual installation and grid connection of a first 1MW wave energy power station on the ocean side of the Barra do Douro breakwater.

In order to commence project construction, Eco Wave Power had to comply with the terms of the registration approval and obtain a license called Título de Utilização de Recursos Hídricos (“TURH”), from APDL. In February 2024, Eco Wave Power provided APDL with a bank Guarantee of EUR 150 thousand and on March 5, 2024, APDL signed the TURH for the establishment of the first 1MW project.

The applicable licensing framework issued by the Portuguese Directorate-General for Energy and Geology (DGEG) currently requires that an application for an operation certificate be submitted by September 17, 2026 following project construction. While there is a possibility to extend this deadline until January 31, 2027, any further extension may require ministerial approval and may only be granted in exceptional circumstances upon a duly substantiated request. Accordingly, there can be no assurance that any additional extension would be granted.

A final execution project plan, including all finalized engineering and technical specifications, submitted to APDL in January 2026. Prospective approval from APDL would be required for the company to move to next phase of the project involving the production of the floaters and accompanying structural components.

In March 2026, APDL informed the Company that the Barra do Douro breakwater experienced localized damage following an unusually strong storm event in the region. As the owner of the infrastructure, APDL indicated that it intends to conduct a structural assessment of the breakwater and subsequently carry out any necessary repair works. APDL reiterated its continued interest in Eco Wave Power’s innovative wave energy project and its intention to advance the initiative following completion of the assessment process.

While the Company expects that the assessment and potential repair works may affect the previously anticipated execution timeline, the Company has not yet received formal written confirmation regarding the scope of the works or any revised schedule and is currently awaiting APDL’s official assessment in order to determine the potential implications for the project timeline and related regulatory procedures.

It should also be noted that any structural review and repair work may strengthen the breakwater infrastructure, which could ultimately benefit the project. In addition, certain breakwater reinforcement works had originally been included within the Company’s project budget, and therefore such works, if carried out by APDL, may reduce certain infrastructure costs previously anticipated as part of the project scope.